                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )         Preliminary Proxy Statement
( )         Confidential, for Use of the Commission Only (as
            permitted by Rule 14a-6(e)(2))
(X)         Definitive Proxy Statement
( )         Definitive Additional Materials
( )         Soliciting Material under Section 240.14a-12

                        QINNET.COM, INC.
-----------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)     No fee required
( )     Fee computed on table below per Exchange Act Rules
        14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

( )     Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                         QINNET.COM, INC.
                Suite 206, 4505 Las Virgenes Road
                   Calabasas, California 91302


                                             July 16, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Qinnet.com, Inc., which will be held on August 10, 2001 at 10:30 a.m., Eastern Standard Time at 1 Liberty Place, 42nd Floor, Philadelphia, Pennsylvania 19103-7396.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Qinnet.com, Inc.


                                   Sincerely,


                                   /s/ Paul Schwartz
                                   PAUL SCHWARTZ
                                   President

                         QINNET.COM, INC.
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          July 16, 2001


To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of Qinnet.com, Inc., a Delaware corporation ("Qinnet.com") will be held at 1 Liberty Place, 42nd Floor,
Philadelphia, Pennsylvania 19103-7396 on August 10, 2001, commencing at 10:30 a.m., Eastern Time, for the following purposes:

1. To consider and act upon a proposal to amend and restate the Certificate of Incorporation of the Company to change the Company's name to Q-Net Technologies, Inc.;

2. To consider and act upon a proposal to amend and restate the Certificate of Incorporation of the Company to increase the number of authorized shares of the common stock of the Company to 100,000,000 shares;

3. To consider and act upon a proposal to amend and restate the Certificate of Incorporation of the Company to provide for the authorization of 100,000,000 shares of preferred stock;

4. To consider and act upon a proposal to amend and restate the Certificate of Incorporation of the Company to enable the directors of the Corporation to adopt, amend and repeal by-laws, subject to the power of stockholders of the Corporation to adopt, amend and repeal by-laws;

5. To consider and act upon a proposal to approve the Company's 2001 Stock Option Plan;

6. To ratify the selection of Grant Thornton, LLP, as independent auditors for the Company for the year ending
      December 31, 2001;

7. To elect four directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified; and

8. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on June 29, 2001 are entitled to notice of, and to vote at, this meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Paul Schwartz
                             Paul Schwartz, Secretary
Calabasas, California
July 16, 2001

                             IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE QINNET.COM THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                          QINNET.COM, INC.
                 Suite 206, 4505 Las Virgenes Road
                    Calabasas, California 91302


                         PROXY STATEMENT
            FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                  TO BE HELD ON AUGUST 10, 2001

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY QINNET ASSOCIATES OR ANY OTHER PERSON.

                       THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of Qinnet.com, Inc. for use at the Annual Meeting of the Stockholders to be held on August 10, 2001 at 10:30 a.m. (Eastern Time) at 1 Liberty Place, 42nd Floor, Philadelphia, Pennsylvania 19103-7396, and at any adjournment thereof (the "Meeting"), for the purpose of considering and voting upon a name change, an increase in the authorized common stock, the creation of an authorized class of preferred stock, empowering the directors to adopt, amend, and repeal by-laws, a stock option plan, the ratification of Grant Thornton as auditors and the election of the named nominees to the board of directors. A copy of the proposed Amended and Restated Certificate of Incorporation and the 2001 Stock Option Plan are attached to this proxy statement as Appendices A and B. This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy and Qinnet's Annual Report on Form 10-KSB for the year ended December 31, 2000 are expected to be mailed to stockholders on or about July 16, 2001.

THE PROXY

The persons named in the form of Proxy as Proxy holders are Mr. Weiguo Lang and Mr. Paul Schwartz. The Board of Directors of Qinnet selected Mr. Lang and Mr. Schwartz as Proxy holders. Each of Mr. Lang and Mr. Schwartz currently serve as directors and executive officers of Qinnet.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising Qinnet in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on June 29, 2001 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual
Meeting.   Only holders of record as of the Record Date of shares
of our common stock, $0.00001 par value per share ("Common Stock") are entitled to notice of and to vote at the Annual Meeting.
Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On June 29, 2001, there were an aggregate of 14,429,247 shares of Common Stock outstanding and entitled to vote.

QUORUM

The required quorum for the transaction of business at the Annual Meeting is thirty three and one-third percent (33 1/3%) of the shares of Common Stock issued and outstanding on the Record Date, which shares must be present in person or represented by Proxy at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment and restatement of Qinnet's Certificate of Incorporation to increase the authorized number of Common Stock, authorize one hundred million shares of Preferred Stock; Authorize the directors to adopt, amend, and repeal by-laws and change Qinnet's name to Q-Net Technologies, Inc. Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this paragraph.

The affirmative vote of the holders of a majority of the Common Stock represented at the Meeting in person or by proxy is required for: (a) the approval of Qinnet's 2001 stock option plan; and (b) the ratification of the appointment of Qinnet's auditors. Stockholders may vote in favor or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the proposals listed in this paragraph.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of (a) Qinnet's 2001 stock option plan, or (b) the ratification of the appointment of Qinnet's auditors. Broker non-votes will have the same effect as a vote against the amendment and restatement of Qinnet's Certificate of Incorporation to increase the authorized number of Common Stock, authorize one hundred million shares of Preferred Stock; change Qinnet's name to Q-Net Technologies, Inc.; and authorize the directors to adopt, amend and repeal by-laws.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Qinnet and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The cost of soliciting proxies will be borne by Qinnet, which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of Qinnet's Common Stock. Solicitation will be made by mail, but may also be made by telephone by certain officers and employees of Qinnet without any additional compensation to them. Qinnet has spent approximately $15,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Qinnet will spend an additional $10,000 in solicitation of security holders before the meeting is held.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

             APPROVAL OF AMENDMENT AND RESTATEMENT OF
             QINNET'S CERTIFICATE OF INCORPORATION TO
               INCREASE THE AUTHORIZED COMMON STOCK,
        AUTHORIZE 100 MILLION SHARES OF PREFERRED STOCK AND
                    CHANGE THE NAME OF QINNET


GENERAL

On June 15, 2001, the Board of Directors approved an Amended and Restated Certificate of Incorporation of Qinnet (the "Restated Certificate") providing for: (a) the increase in the authorized common stock of Qinnet to 100,000,000 shares of common stock (the "Common Stock); (b) the authorization of 100,000,000 shares of preferred stock, $0.00001 par value (the "Preferred Stock"); (c) the change of Qinnet's name to Q-Net Technologies, Inc.; and (d) the authorization of the directors to adopt, amend and repeal by-laws. The Board of Directors has determined that the Restated Certificate is advisable and directed that the Restated Certificate be submitted for approval by the shareholders of Qinnet. The full text of the Restated Certificate, if amended as proposed, will be substantially in the form attached hereto as Appendix A. These changes are each the subject of a separate vote of the shareholders and thus the shareholders can vote in favor of one or more of the proposed amendments and against the others.

COMMON STOCK

The Board of Directors has determined that it would be in the best interests of Qinnet to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. The Board of Directors believes it is in the best interests of Qinnet to increase the number of authorized shares in order to give Qinnet greater flexibility in considering and planning for future business needs. The shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of Qinnet. Other than in connection with Qinnet's existing employee stock option plans, Qinnet has no present intent to issue any shares of Common Stock. Qinnet anticipates issuing additional shares of Common Stock in connection with a future financing with Qinnet. Qinnet presently does not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of Qinnet.

PREFERRED STOCK

If the shareholders authorize the creation of one hundred million shares of Preferred Stock, the Board would be empowered, with no need for further shareholder approval, to issue Preferred Stock in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board.

The Board of Directors has determined that it would be in the best interests of Qinnet to amend its Certificate of Incorporation to authorize the issuance of Preferred Stock in order to facilitate corporate financing and other plans of Qinnet, which are intended to foster its growth and flexibility. The Board of Directors believes that the proposed amendment to the Certificate of Incorporation will assist Qinnet in achieving its business objectives by making financing easier to obtain.

Authorizing a new class of 100,000,000 shares of Preferred Stock will give the Board greater flexibility in connection with Qinnet's future financing requirements and other corporate purposes. The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in Qinnet's capital structure than currently exists. If approved, this proposal would permit the Board to issue Preferred Stock from time to time for any proper corporate purpose including acquisitions of other businesses or properties and the raising of additional capital. Shares of Preferred Stock could be issued publicly or privately, in one or more series, and each series of Preferred Stock could rank senior to the Common Stock of Qinnet with respect to dividends and liquidation rights. Qinnet does not presently have any plans, agreements, understandings or arrangements that will, or could result in, the issuance of any Preferred Stock approved pursuant to this proposal.

Possible Effects Of Amendment Regarding Preferred Stock
-------------------------------------------------------

Even though not intended by the Board, the possible overall effect of the amendment on the holders of Common Stock (the "Common Stock holders") may include the dilution of their ownership interests in Qinnet, the continuation of the current management of Qinnet, prevention of mergers with or business combinations by Qinnet and the discouragement of possible tender offers for shares of Common Stock.

Upon the conversion into Common Stock of shares of Preferred Stock issued with conversion rights, if any, the Common Stockholders' voting power and percentage ownership of Qinnet would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders' rights to receive dividends if declared by the Board and to receive payments upon the liquidation of Qinnet.

If shares of Preferred Stock are issued, approval by such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by Qinnet. These factors could discourage attempts to purchase control of Qinnet even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of Preferred Stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

If shares of Preferred Stock are issued with conversion rights, the attractiveness of Qinnet to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or Preferred Stock necessary to gain control of Qinnet may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional shareholder approval, to issue shares of Preferred Stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the amendment outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire Qinnet to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of the Preferred Stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of Qinnet and which is in the interests of its shareholders.

CHANGE OF NAME TO Q-NET TECHNOLOGIES, INC.

The Board of Directors have approved the change of Qinnet's name to Q-Net Technologies, Inc. as part of the Restated Certificate approved by the Board of Directors, subject to the approval of the shareholders of Qinnet. The Board of Directors considers that it is necessary to change Qinnet's corporate name to: (a) remove the ".com" suffix from Qinnet's name due to the fact that Qinnet's current business activities are much broader than Internet web site operations; (b) create a corporate name that the Board of Directors considers has greater branding and marketing potential than the current name; and (c) create a corporate name that is easy to pronounce in both China and in Western countries.

AUTHORIZATION OF THE BOARD OF DIRECTORS TO ADOPT, AMEND OR REPEAL
BY-LAWS

The Restated Certificate also provides that the Board of Directors is authorized to make, amend or repeal Qinnet's by-laws. This power is subject to the power of the stockholders to adopt additional by-laws or to amend or repeal any by-law adopted by the Board of Directors. Qinnet's current Certificate of Incorporation, as amended, does not specifically empower the Board of Directors to adopt, amend or repeal by-laws. The Board of Directors consider it in the best interests of stockholders to grant the board of directors the power to adopt, amend and repeal by-laws to give the Board of Directors the best flexibility in managing the affairs of Qinnet.

EFFECTIVENESS OF RESTATED CERTIFICATE

If the Restated Certificate is approved by Qinnet's shareholders, such Restated Certificate will become effective upon the filing by Qinnet with the Secretary of the State of Delaware, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION WITH ALL THE CHANGES DESCRIBED HEREIN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF QINNET WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


             APPROVAL OF THE 2001 STOCK OPTION PLAN

GENERAL

On June 15, 2001, the Board of Directors adopted Qinnet's 2001 Stock Option Plan ("Plan"), which authorizes the Board, or a Committee of the Board that administers the Plan (the "Committee"), to grant non-qualified stock options and incentive stock options (the "Options") to directors, officers, employees and consultants of Qinnet. The United States Internal Revenue Code of 1986, as amended (the "Code"), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options, it is proposed that the shareholders approve the Plan.

There are 2,100,000 shares of Common Stock of Qinnet available for grant to participants designated by the Committee under the Plan. A copy of the Plan is attached to this Proxy Statement as Appendix B and the following description is qualified in its entirety by reference to the complete text of the Plan.

OUTSTANDING OPTIONS. As of June 15, 2001, options to purchase 1,900,000 shares of Qinnet's common stock were outstanding under the Plan. Accordingly, options to purchase 200,000 shares of common stock remain available for future grant under the Plan.
The following table sets forth information with respect to the stock options granted to named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees and consultants as a group under the Plan as of June 15, 2001:


---------------------------------------------------------------------
                         Number of Options          Exercise Price
Name and Position        Granted Under 2001 Plan    per Share
---------------------------------------------------------------------
WEIGUO LANG                   100,000               $5.00
President and Director

PAUL SCHWARTZ                  75,000               $5.00
Secretary, Treasurer and
Director

FREDRIC MANN                  100,000               $5.00
Director

LYNN PATTERSON                100,000               $5.00
Director

All current executive         175,000               $5.00
officers as a group
(2 persons)

All directors who are         200,000               $5.00
not executive officers as a
group (2 persons)

All employees and           1,525,000               $5.00
consultants including
all current officers who
are not executive officers
as a group (24 persons)
---------------------------------------------------------------------

DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for directors, officers, employees and consultants, upon whose efforts and judgment the success of Qinnet is largely dependent, the Plan should be adopted to permit the plan administrator (the "Committee") the right to grant either non-qualified stock options ("NQSO Options") or incentive stock options ("ISO Options") under the features provided for by the Code. The Board believes that the best interest of Qinnet will be served by the availability of both NQSO Options and ISO Options.

THE COMMITTEE. The Plan provides for the granting by the Committee of Options to directors, officers, employees and consultants of Qinnet. The shares subject to the Plan will be registered at Qinnet's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable state securities acts, or will be issued by Qinnet pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Committee administers and interprets the Plan and has authority to grant Options to all eligible persons. The Committee also determines, at the time the Option is granted, the number of shares granted, the type of option (NQSO Options or ISO Options), the purchase or exercise price, the vesting and expiration period of the option and other applicable terms of the option grant. To date the entire Board has acted as the Committee.

STOCK OPTIONS. The Plan provides for the issuance of either NQSO
Options or ISO Options to employees, directors and consultants of Qinnet and its subsidiaries, including any officer or director who is an employee of Qinnet for the purchase of shares of Qinnet's
Common Stock from the 2,100,000 shares, which have been set aside for such purpose. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Code, which will provide certain favorable tax consequences to participants who are granted and elect to exercise such Options. The Committee may grant either NQSO Options or ISO Options for such number of shares to eligible participants as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options.
The Committee is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Committee, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for NQSO Options and 100% for the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of Qinnet, the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised more than five years after the grant. The fair market value of a share of Qinnet's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the over-the-counter market (NASD Electronic Bulletin Board).

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a participant during any calendar year under the Plan (and under all incentive stock option plans of Qinnet and its subsidiaries qualified under the Code) shall not exceed $100,000. Upon the exercise of a NQSO Option or an ISO Option, the option price and any applicable withholding taxes must be paid in full by:

- cash or check for an amount equal to the aggregate stock option exercise price for the number of shares being purchased;

- in the discretion of the Committee, upon such terms as the Committee may approve, a copy of instructions to a broker directing such broker to sell the common stock for which such Option is exercised, and to remit to Qinnet the aggregate exercise price of such Option;

- in the discretion of the Committee, upon such terms as the Committee may approve, shares of Company common stock owned by the optionee, duly endorsed for transfer to Qinnet, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such stock option or portion is thereby exercised; or

- other consideration having equivalent value at the time of purchase as the Committee may determine.

An employee or consultant option will terminate at the earliest of the following dates:

- the termination date specified in the applicable option agreement;

- three (3) months after employment or consultant agreement with Qinnet or its subsidiaries terminates; or

- one (1) year after employment or the consultant agreement with Qinnet or its subsidiaries terminates due to death or permanent and total disability.

Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Committee. An Option is not transferable or assignable except by will or the laws of descent and distribution.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

STOCK SUBJECT TO THE PLAN. As adopted, the Committee was authorized to grant Options exercisable to acquire up to 2,100,000 shares of Qinnet's common stock. Under the terms of the Plan, the maximum number of shares that may be subject to Options granted under the Plan will be increased, effective the first day of each of Qinnet's fiscal quarters beginning with the fiscal quarter commencing July 1, 2001, by an amount equal to the lesser of (a) the number of shares which is equal to 15% of the issued shares outstanding on the first day of the applicable quarter, less the number of shares of common stock which are subject to options under the Plan prior to the first date of the applicable fiscal quarter; and (b) a lesser number of shares of common stock determined by the Board.

PARTICIPANTS. As of the date of this Proxy Statement, Options to purchase an aggregate of 1,900,000 shares of Common Stock have been granted and remain outstanding, of which 375,000 are held by directors and officers of Qinnet, and 1,525,000 are held by employees and consultants. It is impossible at this time to determine who in the future among the eligible participants may be selected to receive additional NQSO Options and ISO Options under the Plan or the number of shares of Qinnet's Common Stock which may be optioned to any eligible participant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of Qinnet as indicated by the Committee's evaluation of the position such eligible person occupies.

ADJUSTMENTS. If there is any material change in Qinnet's shares through or by means of a declaration of a stock dividend, reverse stock split, stock split or recapitalization of stock, reorganization, merger, consolidation, separation or otherwise, the number of shares available under the plan, the shares subject to any option, and the purchase price thereof will be adjusted appropriately by the Committee and the adjustment will be effective and binding for all purposes of the plan. If Qinnet participates in a merger, amalgamation, reorganization, consolidation or a sale of all or substantially all of Qinnet's assets, pursuant to an agreement with another company where Qinnet is not the surviving company, any unexercised options granted under the plan will be deemed cancelled unless the surviving company elects to assume the options under the plan or to issue substitute options in place of the options previously granted. If such options would be cancelled, the optionee will have the right to exercise the previously granted options, in whole or in part, without regard to any installment exercise provisions in the optionee's option agreement, during the ten (10) day period ending the fifth (5) day prior to such transaction.

TERMINATION AND AMENDMENT. The Plan terminates as of midnight on May 31, 2011, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. Provided, that the Board of Directors must first obtain the approval of shareholders for any plan amendment that results in an increase in the total number of shares covered by the plan, changes the class of persons eligible to receive options granted under the plan, reduces the exercise price of options granted under the plan, extends the latest date upon which options may be exercised or for any other action where shareholder approval is required pursuant to any applicable law, rule or regulation. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the optionee except as described under "Adjustments" above.

EFFECTIVE DATE. The Plan became effective June 15, 2001. Qinnet expects that the ISO Options and NQSO Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under "Federal Income Tax Consequences," below.

US FEDERAL INCOME TAX CONSEQUENCES. A participant receiving a NQSO Option under the Plan will not be in receipt of income under the Code and the applicable Treasury Regulations thereunder, upon the grant of the NQSO Option. However, he will realize income at the time the NQSO Option is exercised in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise or six months thereafter with respect to a participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under Section 83 of the Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and Qinnet will be entitled to deduct that same amount as a compensation expense. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

 The granting of ISO Options will not produce income under the Code and the applicable Treasury Regulations to the participant or and will not result in a tax deduction to Qinnet. Upon exercise of such rights, any cash a participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by Qinnet. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and that Qinnet will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to Qinnet for federal income tax purposes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL
TO APPROVE THE 2001 STOCK OPTION PLAN. PROXIES SOLICITED BY THE
BOARD OF DIRECTORS OF QINNET WILL BE SO VOTED UNLESS SHAREHOLDERS
SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                        INDEPENDENT AUDITOR

Qinnet has engaged Grant Thornton, LLP to provide it with audit services. Services provided included the examination of annual financial statements, limited review of un-audited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls, consultation on financial accounting and reporting matters, and other verification procedures. Qinnet anticipates that no representatives of Grant Thornton, LLP will be present at the annual meeting.

S.W. Hatfield, CPA declined reappointment as the principal accountant to audit Qinnet's financial statements, beginning with the financial statements for the year ending December 31, 2000, by notice dated December 8, 2000 and received on December 15, 2000. The reports of S.W. Hatfield, CPA on the financial statements for the years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of S.W. Hatfield, CPA dated April 10, 2000 on Qinnet's financial statements for the years ended December 31, 1999 and December 31, 1998 contained a separate paragraph stating as follows:

     "The accompanying financial statements have been prepared assuming that Qinnet will continue as a going concern. As discussed in Note A to the financial statements, Qinnet has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about Qinnet's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

During Qinnet's fiscal years ended December 31, 1999 and December 31, 1998, and each interim period subsequent to December 31, 1999 preceding S.W. Hatfield, CPA's resignation, there were no disagreements between Qinnet and S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of S.W. Hatfield, CPA, would have caused S.W. Hatfield, CPA to make reference to the subject matter of the disagreement(s) in connection with its report on Qinnet's financial statements.

At Qinnet's request, S.W. Hatfield, CPA has furnished its letter dated December 20, 2000 addressed to the Securities and Exchange
Commission stating that it agrees with the statements made by Qinnet regarding the change in its certifying accountant.

Qinnet engaged Grant Thornton, LLP as its independent auditor on January 30, 2001 to audit Qinnet's financial statements for the year ending December 31, 2000.

Except as discussed above, Qinnet has had no changes in or disagreements with its accountants on accounting or financial disclosures.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
OF GRANT THORNTON, LLP AS THE INDEPENDENT AUDITOR OF QINNET FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2001.


    ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF QINNET

The Board of Directors currently consists of four members. Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons are currently serving as directors of Qinnet and are being nominated for election to the Board of Directors for the Annual
Meeting:

Name of Nominee                          Age

WEIGUO LANG                               42
PAUL SCHWARTZ                             37
LYNN PATTERSON                            56
FREDRIC MANN                              52

It is the intention of the persons named in the accompanying Proxy to vote proxies for the election of the four nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

NOMINEES FOR ELECTION AS DIRECTORS

The nominees for election to the Board of Directors are:

Dr. Weiguo Lang was appointed as our president and to our board of directors on October 26, 1999. In 1997, Dr. Lang established the first Internet service provider operation in China, which was one of the earliest Internet service provider operations in China. Since then, Dr. Lang has pursued and researched various Internet opportunities in North America and China. From 1995 to 1998, Dr. Lang was President of Agro International, a publicly listed Canadian corporation. From 1993 until 1994, he was a senior consultant for international business for Canadian international trade & development corporations. Prior to moving to Canada to further his education, Dr. Lang was a division manager in Heilongjiang Province, China from 1982 to 1987. Dr. Lang received M.Sc. and Ph.D. degrees in Engineering from Canada and a B.Sc. degree from China. Dr. Lang speaks fluent mandarin and English. Dr. Lang is a director and is the president of Qinnet Holdings Corp. ("Qinnet Holdings"), our subsidiary.

Mr. Paul Schwartz was appointed to our board of directors on May
8, 2000. Mr. Schwartz has ten years of experience as a stockbroker and in investment banking. Mr. Schwartz was a vice-president of investments with Josephthal Lyon from 1995 to 1998. Mr. Schwartz has also held vice-president positions with Royce Investment Group, Spencer Trask and Thomas James. Mr. Schwartz was the senior vice-president of new business development for Turbodyne Technologies Inc. from 1998 to early 2000. Turbodyne Technologies is an automotive component-manufacturing corporation in California. Mr. Schwartz was responsible for creating strategic alliances with industry leading companies in the automotive components industry. Mr. Schwartz was president of GSG Global Synergy Group during 2000, which delivered services to Qinnet Holdings. Mr. Schwartz was senior vice-president of manufacturing of Supremetal Fabricators, a food service equipment manufacturing company, from 1985 to 1990. Mr. Schwartz received his bachelors degree in finance from Syracuse University in 1985. Mr. Schwartz is a director and is the secretary, treasurer and senior vice-president of Qinnet Holdings.

Mr. E. Lynn Patterson was appointed to our board of directors on May 8, 2000. Mr. Patterson was a senior executive with B.C. Telecom ("BC Tel") until his retirement in 1995. Mr. Patterson was the president and chief operating officer of BC Tel when he retired in 1995. Mr. Patterson worked for 31 years with BC Tel in many senior management and executive positions, including the position of executive vice-president of diversified operations from 1987 to 1990. Mr. Patterson was appointed chief operating officer of BC Tel in 1990 and was appointed president in 1992.

Mr. Fredric Mann was appointed to our board of directors on June 15, 2001. Mr. Mann brings over 20 years of experience in corporate finance and advisory work in both domestic and international markets. Mr. Mann was a managing director and led the Global Corporate Finance practice for the Consumer Business and Retail Industries at Deloitte & Touche from 1996 through 2000. Prior to joining Deloitte & Touche, he was president of a Philadelphia-based investment-banking firm specializing in mergers and acquisitions, divestitures and corporate finance advisory services internationally. Previously, he served as senior vice president at Shearson Lehman Hutton, Inc. focusing primarily in the retain and medical sectors, following the practice of corporate law in Philadelphia with a similar focus in serving international clients in the financial, business and economic development sectors. Mr. Mann is a member of Pennsylvania Securities Association and a lecturer at the Wharton School of University of Pennsylvania and the American Management Association. Mr. Mann received his BS in Economics from the Wharton School of the University of Pennsylvania and a JD from Syracuse University College of Law.

COMMITTEES OF THE BOARD OF DIRECTORS

Qinnet does not have an audit committee, compensation committee, nominating committee, executive committee of the Board of Directors, Stock Plan Committee or any other committees. However, the Board of Directors may establish various committees during the current fiscal year.

COMPENSATION OF DIRECTORS

Directors of Qinnet do not receive cash compensation for their services as directors or members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending Board or Committee meetings. Qinnet's 2000 Stock Option Plan and
2001 Stock Option Plan permit the grant of options for the purchase of shares of Common Stock to directors of Qinnet. See below "Summary Compensation Table, Stock Option Grants" for information about options granted to Directors for the fiscal year ended December 31, 2000.

MEETINGS OF DIRECTORS DURING THE 2000 FISCAL YEAR

During our 2000 fiscal year, a total of four meetings of our board of directors were held and various matters were approved by consent resolution. All of our directors attended each of the meetings of our board of directors held during the 2000 fiscal year.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information as to Qinnet's highest paid executive officers and directors for Qinnet's fiscal year ended December 31, 2000. No other compensation was paid to any such officer or directors other than the cash and stock option compensation set forth below.


                         Annual Compensation Table

-----------------------------------------------------------------------------
             |   Annual Compensation   |Long Term Compensation
-----------------------------------------------------------------------------
             |                  Other  |                              All
             |                  Annual | Restricted Opt-     LTIP     Other
             |                  Compen-| Stock      ions/    Payouts  Compen-
Name    Title|Year Salary Bonus sation | Awarded    SARs*(#)  ($)     sation
-----------------------------------------------------------------------------
Weiguo Di-    1998 $    0     0      0      0         0        0         0
Lang   rector 1999 $    0     0      0      0         0        0         0
(1)(4) and    2000 $    0     0      0      0         0        0         0
President

Paul Director,1998 $    0     0      0      0         0        0         0
Schwartz Sec.,1999 $    0     0      0      0         0        0         0
(2) (4)  and  2000 $    0     0      0      0         0        0         0
        Treas-
         urer

E.   Director 1998 $    0     0      0      0         0        0         0
Lynn          1999 $    0     0      0      0         0        0         0
Patter-       2000 $    0     0      0      0         0        0         0
son (3)
(5)

Fredric  Di-  1998 $    0     0      0      0         0        0         0
Mann  rector  1999 $    0     0      0      0         0        0         0
              2000 $    0     0      0      0         0        0         0
-----------------------------------------------------------------------------
(1) Mr. Lang was appointed as one of our directors and as our president on October 26, 1999.
(2) Mr. Schwartz was appointed as one of our directors on May 8, 2000. Mr. Schwartz was appointed as our secretary and treasurer on August 24, 2000.
(3) Mr. Patterson was appointed as one of our directors on May 8, 2000.
(4) We paid an amount of $25,000 to Qinnet Holdings during the year ended December 31, 2000 in consideration of Qinnet
      Holdings providing the services of Mr. Weiguo Lang and Paul
      Schwartz and providing office and administration services. Of this total amount, an amount of $10,000 was attributable to the services provided by Mr. Lang and $10,000 was attributable to the services provided by Mr. Paul Schwartz, our secretary and treasurer and a director. We completed the acquisition of a 100% interest in Qinnet Holdings on June 8, 2001.
(5) Mr. Patterson was paid a monthly fee of $3,500 per month by Qinnet Holdings up to November 30, 2000 in consideration for business development work provided by Mr. Patterson.

OUTSTANDING STOCK OPTIONS

The following table shows the issued and outstanding stock options held by Qinnet's officers and directors, and by each person known by Qinnet to beneficially own more than 5% of Qinnet's common stock as of June 15, 2001.

                   Exer-
                   cise  No. of
Name and Position  Price Options Date of Grant Vesting Date    Expiry Date
-----------------  ----- ------- ------------- ------------    -----------
WEIGUO LANG        $5.00 100,000 June 15, 2001 June 15, 2001   April 28, 2005
President and
  Director

PAUL SCHWARTZ      $5.00  75,000 June 15, 2001 June 15, 2001   April 28, 2005
Secretary,
  Treasurer and
  Director

LYNN PATTERSON     $5.00  50,000 June 15, 2001 June 15, 2001   April 28, 2005
Director           $5.00  25,000 June 15, 2001 April 28, 2002  April 28, 2005
                   $5.00  25,000 June 15, 2001 April 28, 2003  April 28, 2005

FREDRIC MANN	 $5.00 100,000 June 15, 2001 June 15, 2001   April 28, 2005
Director


COMPENSATION ARRANGEMENTS

Weiguo Lang is paid indirectly a Management Fee of $10,000 per month by Qinnet Holdings Corp. effective May 1, 2000.

Effective January 1, 2001, Mr. Schwartz is paid a Management Fee of $10,000 per month directly by Qinnet Holdings Corp.

Fredric Mann is paid a Consulting Fee of $30,000 per month by Qinnet Holdings Corp. effective October 1, 2000.


TRANSACTIONS WITH MANAGEMENT

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which Qinnet proposes to be a party:

(A)   any director or officer;

(B)   any proposed nominee for election as a director;

(C) any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D) any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

Mr. Paul Schwartz, our secretary and treasurer and a director, was issued 450,000 shares of our common stock on April 23, 2001 in consideration for his shares in Qinnet Holdings as part of our March 14, 2001 offer to acquire a majority interest in Qinnet Holdings. Mr. Schwartz transferred his 450,000 shares in Qinnet Holdings to us in consideration of one share of our common stock
for each share of Qinnet Holdings held.   All shares issued to Mr.
Schwartz are restricted shares under the Securities Act.

Mr. Lynn Patterson, one of our directors, was issued 105,000 shares of our common stock on June 8, 2001 in consideration for his shares in Qinnet Holdings as part of our May 23, 2001 offer to acquire the remaining interest in Qinnet Holdings. Mr. Patterson transferred his 100,000 shares in Qinnet Holdings to us in consideration of 1.05 shares of our common stock for each share of
Qinnet Holdings held.   All shares issued to Mr. Patterson are
restricted shares under the Securities Act.

Mr. Fredric Mann, one of our directors, was issued 720,000 shares of our common stock on April 23, 2001 in consideration for his shares in Qinnet Holdings as part of our March 14, 2001 offer to acquire a majority interest in Qinnet Holdings. Mr. Mann transferred his 720,000 shares in Qinnet Holdings to us in consideration of one share of our common stock for each share of
Qinnet Holdings held.   All shares issued to Mr. Mann are
restricted shares under the Securities Act.

The number of shares held by each director and officer in Qinnet
Holdings and the number of shares of our common stock that were issued on closing of our acquisition of Qinnet Holdings are summarized as follows:

==========================================================================
                         Number of
Name of Officer and      Shares of Qinnet        Number of Shares of
Director and Position    Holdings Corp. Held     Qinnet.com, Inc. Issued
==========================================================================
Weiguo Lang              NIL                     NIL
President and Director

Paul Schwartz            450,000 Shares          450,000 Shares
Secretary, Treasurer
  and Director

Lynn Patterson           100,000 Shares          105,000 Shares
Director

Fredric Mann             720,000 Shares          720,000 Shares
Director
==========================================================================

Each of our directors and officers who was also a director or officer of Qinnet Holdings was granted options to purchase shares of Qinnet Holdings. Subsequent to the acquisition of Qinnet Holdings, we granted to our directors and officers options to purchase shares of our common stock in consideration of the cancellation of their options to purchase shares of common stock of Qinnet Holdings. These options are generally on the same terms and conditions as the options to purchase Qinnet Holdings shares previously held by each director and officer. The following table shows the issued and outstanding stock options granted to our directors and officers in consideration of the cancellation of their options to purchase shares of the common stock of Qinnet
Holdings:


Name and      Exercise  No. of
Position      Price     Options  Date of Grant  Vesting Date   Expiry Date
--------      --------  -------  -------------  ------------   --------------
WEIGUO LANG   $5.00     100,000  June 15, 2001  June 15, 2001  April 28, 2005
President and
  Director

PAUL SCHWARTZ $5.00      75,000  June 15, 2001  June 15, 2001  April 28, 2005
Secretary,
  Treasurer and
  Director

LYNN
 PATTERSON    $5.00      50,000  June 15, 2001  June 15, 2001  April 28, 2005
Director      $5.00      25,000  June 15, 2001  April 28, 2002 April 28, 2005
              $5.00      25,000  June 15, 2001  April 28, 2003 April 28, 2005

FREDRIC MANN  $5.00     100,000  June 15, 2001  June 15, 2001  April 28, 2005
 Director
-----------------------------------------------------------------------------

Each of our directors and officers, other than Fredric Mann, is a director of Qinnet Holdings. Mr. Weiguo Lang, our president and a director, is the president of Qinnet Holdings. Mr. Paul Schwartz, our secretary and treasurer and a director, is the secretary and treasurer of Qinnet Holdings.

Mr. Lang provides his services to Qinnet Holdings on a monthly consulting fee basis through a private consulting company owned by Mr. Lang. The services provided by Mr. Lang to Qinnet Holdings include exercising general direction and supervision over its business and financial affairs, providing overall direction to its management and performing such other duties and observing such instructions as may be reasonably assigned to his from time to time in his capacity as president. Qinnet Holdings currently pays Can Tech & Trade International Corp. a consulting fee of $10,000 per month for Mr. Lang's services. Qinnet Holdings is currently negotiating with Mr. Lang for the execution of a definitive fixed term executive consulting agreement with Mr. Lang whereby Mr. Lang will continue to provide these services to Qinnet Holdings.

Mr. Schwartz provides his services to Qinnet Holdings on a monthly consulting fee basis. The services provided by Mr. Schwartz to Qinnet Holdings include ensuring that proper corporate, financial and administrative records are maintained, supervising and advising on the conduct of financial affairs, and coordinating all auditing functions. Mr. Schwartz is currently paid a consulting fee of $10,000 per month by Qinnet Holdings and has been
paid this consulting fee since January 1, 2001.   Qinnet Holdings is
currently negotiating with Mr. Schwartz for the execution of a definitive fixed term executive consulting agreement with Mr. Schwartz whereby Mr. Schwartz will continue to provide these services to Qinnet Holdings.

Fredric Mann provides his services to Qinnet Holdings on a monthly consulting fee basis. Mr. Mann has been paid a consulting fee of $30,000 per month by Qinnet Holdings since October 1, 2000. Qinnet is currently negotiating with Mr. Mann for the execution of a definitive fixed term executive employment agreement whereby Mr. Mann will continue to provide these services to Qinnet.

Mr. Lynn Patterson was paid a monthly fee of $3,500 per month by Qinnet Holdings up to November 30, 2000 in consideration for business development work provided by Mr. Patterson. Qinnet Holdings currently does not pay to Mr. Patterson any amount in consideration for his acting as a director of Qinnet Holdings.

GSG Global Synergy Group, of which Paul Schwartz is the President, was paid a Management Fee of $20,000 per month from May 1, 2000 to December 31, 2001.

We paid an amount of $25,000 to Qinnet Holdings during the year ended December 31, 2000 in consideration of Qinnet Holdings providing the services of Mr. Weiguo Lang and Paul Schwartz and providing office and administration services. Of this total amount, an amount of $10,000 was attributable to the services provided by Mr. Lang and $10,000 was attributable to the services provided by Mr. Paul Schwartz.

Shenyang Qinnet

Qinnet Beijing, one of our Chinese subsidiaries, has entered into a joint venture arrangement with Shenyang Brainn Information Co., Ltd. ("Braininfo.com") of Shenyang, China. Qinnet Beijing and Braininfo.com have established a joint venture corporation called Shenyang Qinnet-Brainn Information Technologies Co., Ltd. ("Shenyang Qinnet") to develop and market Internet services in Shenyang, China. Shenyang Qinnet is in the business of providing Internet web site design, e-commerce and related customer and
technical support services.   Mr. Weiguo Lang is the registered
owner of a 51% interest in Shenyang Qinnet. Ownership is in the name of Mr. Lang to comply with the laws and regulations of the PRC. Mr. Lang has granted to Qinnet Beijing an option to purchase Mr. Lang's 51% interest in Shenyang Qinnet at a price equal to 50,000 RMB (equal to approximately $6,200 US as of March 26,
2001). This option is exercisable by Qinnet Beijing for a five year term expiring on March 24, 2005. The option arrangement has been structured to enable Qinnet Beijing to comply with PRC foreign ownership laws and restrictions. The option is transferable by Qinnet Beijing to give flexibility in structuring its ownership arrangement. Qinnet Holdings anticipates that the foreign ownership laws of the PRC may change prior to the expiry of the option period or the option will be extended. Qinnet Beijing provided funds used by Mr. Lang to acquire his interest in Shenyang Qinnet.

Tianjin Qinnet

Qinnet Beijing has entered into a joint venture arrangement with Tianjin Xiandao Information Network Co., Ltd. ("Tjvan.com") of Tianjin, China. Qinnet Beijing and Tjvan.com have established a joint venture corporation known as Tianjin QinNet Xiandao Information Technology Co., Ltd. ("Tianjin QinNet") to own and operate an Internet service provider business in Tianjin, China. Mr. Weiguo Lang is the registered owner of a 70% interest of Tianjin QinNet and Tjvan.com owns the balance of 30% of Tianjin QinNet. Ownership is in the name of Mr. Lang to comply with the laws and regulations of the PRC. Mr. Lang has granted to Qinnet Beijing an option to purchase Mr. Lang's 70% interest in Tianjin Qinnet at a price equal to 70,000 RMB (equal to approximately $8,700 US as of March 26, 2001). This option is exercisable by Qinnet Beijing for a five year term expiring on March 24, 2005. The option arrangement has been structured to enable Qinnet Beijing to comply with PRC foreign ownership laws and restrictions. The option is transferable by Qinnet Beijing to give flexibility in structuring its ownership arrangement. Qinnet Holdings anticipates that the foreign ownership laws of the PRC may change prior to the expiry of the option period or the option will be extended. Qinnet Beijing provided funds used by Mr. Lang to acquire his interest in Tianjin Qinnet.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of June 15, 2001 by: (a) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (b) each of our directors, and (c) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

---------------------------------------------------------------------------
                Name and address         Number of Shares   Percentage of
Title of class  of beneficial owner      of Common Stock    Common Stock(1)
---------------------------------------------------------------------------
Common Stock    Weiguo Lang              1,132,000(2)           7.8%(2)
                Director, President
                45 North Er Tiao
                Jiaodaokou Street
                Dongcheng District,
                Beijing
                China  100007

Common Stock    Fredric Mann               820,000(3)           5.6%(3)
                Director

Common Stock    Paul Schwartz              525,000(4)           3.6%(4)
                Director, Secretary
                and Treasurer
                2 Pine Drive
                Woodbury, NY  11797

Common Stock    Lynn Patterson             205,000(5)           1.4%(5)
                Director
                4054 W. 39th Avenue
                Vancouver, BC  V6N 3B2

Common Stock    All Officers             2,632,000             17.8%
                and Directors as a
                Group (4 persons)
===========================================================================

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on June 15, 2001. As of June 15, 2001, there were 14,429,247 shares of our common stock issued and outstanding.

(2) Includes 1,032,000 shares held by Weiguo Lang and 100,000 shares that are subject to stock options that are exercisable currently or within sixty days.

(3) Includes 720,000 shares held by Fredric Mann and 100,000 shares that are subject to stock options that are exercisable currently or within sixty days.

(4) Includes 450,000 shares held by Paul Schwartz and 75,000 shares that are subject to stock options that are exercisable currently or within sixty days.

(5)   Includes 105,000 shares held by Lynn Patterson and 100,000 shares that are subject to stock options that are exercisable currently or within sixty days.
===========================================================================

We are not aware of any arrangement that might result in a change in control in the future.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires Qinnet's executive officers and directors, and persons who beneficially own more than ten percent of Qinnet's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Qinnet with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, Qinnet believes that during the fiscal year ended December 31, 2000 all such filing requirements applicable to its officers and directors (Qinnet not being aware of any ten percent holder) were complied with except that reports were filed late by the following persons:

--------------------------------------------------------------------------
                              Number     Transactions  Known Failures
                              Of Late    Not Timely    To File a
Name and Principal Position   Reports    Reported      Required Form
--------------------------------------------------------------------------
Weiguo Lang, Director            1           0              None
President

Paul Schwartz, Director          1           0              None
Secretary and Treasurer

Lynn Patterson, Director         1           0              None
--------------------------------------------------------------------------

                           AUDIT FEES

Qinnet has been billed $33,000 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year. In addition, Qinnet paid $3,800 for the reviews of its quarterly financial statements for the most recent fiscal year.


  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by Qinnet's auditors for: (a) directly or indirectly operating, or supervising the operation of, Qinnet's information system or managing Qinnet's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Qinnet's financial statements taken as a whole. As there were no fees billed or expended for the above services, Qinnet's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from Qinnet.

                    FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on Qinnet's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Qinnet does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                 FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Qinnet's proxy statement and form of proxy for its next annual meeting of shareholders will be June 29, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Qinnet's proxy statement and form of proxy is considered untimely is 45 days prior to June 29, 2002.

             WHERE YOU CAN FIND MORE INFORMATION

Qinnet is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Qinnet files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


By Order of the Board of Directors of Qinnet.com, Inc.



/s/ Paul Schwartz
PAUL SCHWARTZ
Corporate Secretary, Treasurer and Director


Calabasas, California
July 16, 2001

                         QINNET.COM, INC.
                              PROXY

   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF QINNET.COM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints WEIGUO LANG and PAUL SCHWARTZ with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of Qinnet.com, Inc., a Delaware corporation ("Qinnet.com"), to be held at 1 Liberty Place, 42nd Floor, Philadelphia, Pennsylvania 19103-7396 on August 10, 2001 at 10:30 a.m. Eastern Time, and at any adjournments thereof.

Please mark your votes as indicated  [X]
Total Number of Shares Held: _____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NAME CHANGE, THE INCREASE IN AUTHORIZED COMMON AND PREFERRED STOCK, THE AUTHORIZATION OF THE DIRECTORS TO ADOPT, AMEND AND REPEAL BY-LAWS, THE STOCK OPTION PLAN, THE RATIFICATION OF GRANT THORTON AS AUDITORS AND THE ELECTION OF THE NAMED NOMINEES TO THE BOARD.

1. Name Change to Q-Net Technologies, Inc.
                      FOR name change             NOT FOR name change
                          [_]                             [_]
2. Increase the Number of Authorized Common Stock to 100 Million
                      FOR Increase                NOT FOR Increase
                          [_]                             [_]
3. Authorize 100 million shares of Preferred Stock
                      FOR Authorization           NOT FOR Authorization
                          [_]                             [_]
4. Authorize Directors to Adopt, Amend and Repeal By-laws
                      FOR Authorization                 NOT FOR Authorization
                          [_]                             [_]
5. Stock Option Plan
                      FOR stock option plan       NOT FOR stock option plan
                          [_]                             [_]
6. Ratify the selection of Grant Thornton, LLP, as independent auditors
                      FOR Ratification            NOT FOR Ratification
                          [_]                             [_]
7.  Election Of Directors: Nominees -- Weiguo Lang, Paul Schwartz,
    Lynn Patterson & Fredric Mann
                      FOR Election                NOT FOR Election
                      of nominees                 of nominees
                          [_]                             [_]

Except vote withheld from following nominee listed above.
___________________________   ________________________
___________________________   ________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                              Dated:  ________________, 2001


___________________________               ___________________________